UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
January 18, 2008

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State of Incorporation)	72-1440714 (I.R.S. Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000
Lafayette, Louisiana (Address of principal executive offices)	70508 (Zip code)
Commission File Number: 001-32681
Registrant’s telephone number, including area code: (337) 232-7028
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 18, 2008, PetroQuest Energy, Inc. (the “Company”) issued a press release announcing that drilling operations had been suspended at the La Cantera prospect due to subsurface conditions. The Company and its partners are evaluating re-entering the existing well bore or commencing drilling operations from a new location. A copy of the press release is being filed as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (d). Exhibits:
99.1 Press Release dated January 18, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.

Date: January 18, 2008	By:	/s/ Daniel G. Fournerat Daniel G. Fournerat
Executive Vice President,
General Counsel and Secretary

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